EXHIBIT 21
RAYMOND JAMES FINANCIAL, INC.
LIST OF SUBSIDIARIES

The following listing includes all of the registrant's subsidiaries as of September 30, 2021, which are included in the consolidated financial statements:

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
740780 Carillon, LLC	Florida	Raymond James Financial, Inc.
800 Carillon, LLC	Florida	Raymond James Financial, Inc.
Carillon Fund Distributors, Inc.	Florida	Eagle Asset Management, Inc.
Carillon Tower Advisers, Inc.	Florida	Raymond James Financial, Inc.
CDM Retirement Consultants, Inc.	Maryland	Northwest Investment Consulting, Inc.
Cebile Advisors Limited	United Kingdom	Raymond James Financial Holdings UK Limited
Cebile Capital, LLC	Delaware	Cebile Corporation
Cebile Capital, LLP	United Kingdom	Raymond James Financial Holdings UK Limited; Cebile Advisors Limited
Cebile Corporation	British Virgin Islands	Sterling US Acquisition Co., LLC
ClariVest Asset Management, LLC	Delaware	Eagle Asset Management, Inc.
Copper Acquisition Co.	Florida	Raymond James Financial, Inc.
Cougar Global ETF Portfolio Management Inc.	Delaware	Cougar Global Investments Limited
Cougar Global Investments Limited	Ontario	Raymond James International Canada, Inc.
Eagle Asset Management, Inc.	Florida	Carillon Tower Advisers, Inc.
EB Management I, LLC	Florida	Eagle Asset Management, Inc.
Financo Limited	United Kingdom	Financo, LLC
Financo, LLC	Delaware	Gryphon Acquisition Co.
Financo PEO, Inc.	Delaware	Financo, LLC
Financo PEO, LLC	Delaware	Financo, LLC; Financo PEO, Inc
Financo Securities, LLC	Delaware	Financo, LLC
Gateway Institutional Tax Credit Fund II, Ltd	Florida	Raymond James Tax Credit Funds, Inc.
Gryphon Acquisition Co.	Florida	Raymond James Financial, Inc.
Kaufmann and Goble Associates, Inc.	California	Northwest Investment Consulting, Inc.
MK Holding, Inc.	Alabama	Raymond James Financial, Inc.
MK Investment Management, Inc.	Delaware	MK Holding, Inc.
Morgan Keegan & Associates, LLC	Delaware	MK Holding, Inc.
Morgan Keegan & Company, LLC	Tennessee	Raymond James Financial, Inc.
Morgan Keegan Private Equity Employee Fund of Funds II, L.P.	Delaware	MK Investment Management, Inc.
Morgan Keegan Private Equity Fund of Funds II, L.P.	Delaware	MK Investment Management, Inc.
Morgan Keegan Private Equity Fund of Funds II Blocker, LLC	Delaware	Morgan Keegan Private Equity QP Fund of Funds II, LP; Morgan Keegan Private Equity Fund of Funds II, LP; Morgan Keegan Private Equity Employee Fund of Funds II, LP
Morgan Keegan Private Equity Fund of Funds II Holdings, LP	Delaware	Morgan Keegan Private Equity QP Fund of Funds II, LP;
Morgan Keegan Private Equity Fund of Funds II, LP;
Morgan Keegan Private Equity Employee Fund of Funds II,
LP; Morgan Keegan Private Equity Fund of Funds II
Blocker, LLC
Morgan Keegan Private Equity QP Fund of Funds II, LP	Delaware	MK Investment Management, Inc.
Morgan Properties, LLC	Tennessee	Raymond James Investments, LLC
Native American Housing Fund III L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Native American Housing Fund IV L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Native American Housing Fund V L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Native American Housing Fund VI L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Northwest Holdings, Inc.	Delaware	NWPS Holdings, Inc.
Northwest Investment Consulting, Inc.	Washington	Northwest Holdings, Inc.
NWPS Actuary Services, Inc.	California	Northwest Investment Consulting, Inc.
NWPS Holdings, Inc.	Delaware	Copper Acquisition Co.
Raymond James & Associates, Inc.	Florida	Raymond James Financial, Inc.
Raymond James (USA) Ltd.	Canada	Raymond James Ltd.
158

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
Raymond James Affordable Housing Fund 1 L.P.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Affordable Housing Fund 2 L.P.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Affordable Housing Fund 3 L.P.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Affordable Housing Fund 4 L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Affordable Housing Fund 5 L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Affordable Housing Fund 6 L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Affordable Housing Fund 7 L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Affordable Housing Fund 8 L.L.C..	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Affordable Housing Fund 9 L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Affordable Housing Fund 10 L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Bank	Florida	Raymond James Financial, Inc.
Raymond James California Housing Opportunities Fund X L.L.C.	Florida	Raymond James Tax Credit Funds, Inc.
Raymond James Canada, LLC	Florida	Raymond James Financial, Inc.
Raymond James Canadian Acquisition, Inc.	Florida	Raymond James Bank
Raymond James Canadian Holdings, LLC	Florida	Raymond James Canadian Acquisition, Inc.
Raymond James Capital Inc.	Delaware	Raymond James Financial, Inc.
Raymond James Capital Funding, Inc.	Florida	Raymond James Bank
Raymond James Capital Services, LLC	Delaware	MK Holding, Inc.
Raymond James Community Reinvestment Fund 1, LLC	Florida	Raymond James Bank
Raymond James Corporate Finance GmbH	Germany	Raymond James Global Holdings Limited
Raymond James Development Tax Credit Fund L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James European Holdings, Inc.	Florida	Raymond James International Holdings, Inc.
Raymond James Finance Company of Canada, Ltd.	Canada	Raymond James Canadian Holdings, LLC
Raymond James Financial Holdings UK Limited	U.K.	Raymond James International Holdings, Inc.
Raymond James Financial International Limited	U.K.	Raymond James International Holdings, Inc.
Raymond James Financial Management Ltd.	Canada	Raymond James Ltd.
Raymond James Financial Planning Ltd.	British Columbia	Raymond James Ltd.
Raymond James Financial Products, Inc.	Tennessee	MK Holding, Inc.
Raymond James Financial Services Advisors, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Financial Services, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Global Holdings Limited	U.K.	Raymond James International Holdings, Inc
Raymond James Insurance Group, Inc.	Florida	Raymond James Financial, Inc.
Raymond James International Canada, Inc.	Florida	Raymond James International Holdings, Inc.
Raymond James International Holdings, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Investment Counsel Ltd.	Canada	Raymond James Ltd.
Raymond James Investments, LLC	Florida	Raymond James Financial, Inc.
Raymond James Investment Services Limited	U.K.	Raymond James Financial, Inc.
Raymond James Ltd.	Canada	Raymond James Canada, LLC
Raymond James Management, LLC	Delaware	Raymond James Investments, LLC
Raymond James Management-Forensics, LLC	Delaware	Raymond James Investments, LLC
Raymond James Mortgage Company, Inc.	Tennessee	MK Holding, Inc.
Raymond James Multifamily Finance, Inc.	Florida	Raymond James Tax Credit Funds, Inc.
Raymond James Municipal Products, Inc.	Delaware	MK Holding, Inc.
Raymond James Native American Housing Opportunities Fund I L.L.C. (SERIES A)	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Preservation Opportunities Fund III L.L.C.	Florida	Raymond James Multifamily Finance, Inc.
Raymond James Preservation Opportunities Fund XX L.L.C.	Florida	Raymond James Multifamily Finance, Inc.
Raymond James Research Services, LLC	Florida	Raymond James Financial, Inc.
Raymond James South American Holdings, Inc.	Florida	Raymond James International Holdings, Inc.
Raymond James Structured Products, Inc.	Delaware	MK Holding, Inc.
Raymond James Tax Credit Fund 32-A L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund 32-B L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund 33 L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund 34 L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
159

Entity Name	State/Country of Incorporation	Subsidiary or Joint Venture of
Raymond James Tax Credit Fund XI L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XX L.L.C.	Florida	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXII L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXIII L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXV-A L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXV-B L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Fund XXVII L.L.C.	Delaware	Raymond James Tax Credit Funds, Inc.
Raymond James Tax Credit Funds, Inc.	Florida	Raymond James Financial, Inc.
Raymond James Trust, National Association	U.S.A.	Raymond James Financial, Inc.
Raymond James Trust (Canada)	Ontario	Raymond James Ltd.
Raymond James Trust (Quebec) Ltd.	Quebec	Raymond James Trust (Canada)
Raymond James Trust Company of New Hampshire	New Hampshire	Raymond James Financial, Inc.
Raymond James UK Wealth Management Holdings Limited	Bailiwick of Jersey	Raymond James Financial, Inc.
Raymond James Yatirim Menkul Kiymetler A.S.	Turkey	Raymond James European Holdings, Inc.
RJ Capital Services, Inc.	Delaware	Raymond James Financial, Inc.
RJ Securities, Inc.	Florida	Raymond James Investments, LLC
RJC Forensics, LLC	Delaware	Raymond James Investments, LLC
RJOZF 2 L.L.C.	Florida	Raymond James Tax Credit Funds, Inc.
RJTCF Disposition Corporation	Florida	RJTCF Disposition Fund L.L.C.
RJTCF Disposition Fund L.L.C.	Florida	Raymond James Tax Credit Funds, Inc.
Scout Investments, Inc.	Missouri	Carillon Tower Advisers, Inc.
Silver Lane Advisors LLC	Delaware	SLA Acquisition Co.
Sterling US Acquisition Co., LLC	Florida	Raymond James Financial, Inc.
SLA Acquisition Co.	Florida	Raymond James Financial, Inc.
SLG Partners GP, LLC	Delaware	Raymond James Investments, LLC; Raymond James Management, LLC
SLG Partners, LP	Delaware	SLG Partners GP, LLC
SLG Partners, LP II	Delaware	SLG Partners GP, LLC
The Producers Choice LLC	Michigan	Raymond James Insurance Group, Inc.
Trautmann, Maher & Associates, Inc.	Washington	Northwest Investment Consulting, Inc.
Value Partners, Inc.	Florida	Raymond James Tax Credit Funds, Inc.
Wiregrass Raymond James, LLC	Florida	Raymond James Financial, Inc.

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